Statement of Additional Information Supplement

John Hancock Bond Trust
High Yield Fund (the fund)

Supplement dated June 30, 2022 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective June 30, 2022 (the Effective Date), Dennis F. McCafferty, CFA no longer serves as a portfolio manager of the fund. Accordingly, as of the Effective Date, all references to Mr. McCafferty are removed from the SAI.

Also, as of the Effective Date, James Gearhart, CFA and Jonas Grazulis, CFA are added as portfolio managers of the fund. As of the Effective Date, Caryn E. Rothman, CFA continues as a portfolio manager of the fund and, along with Mr. Gearhart and Mr. Grazulis, is jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the disclosure set forth under “APPENDIX B - PORTFOLIO MANAGER INFORMATION” applicable to Manulife Investment Management (US) LLC as the subadvisor of the fund, as it specifically relates to the fund’s portfolio managers, is amended and supplemented as follows to add the portfolio manager information for Mr. Gearhart and Mr. Grazulis.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund and similarly managed accounts.

The following table reflects information as of May 31, 2022.

Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
James Gearhart	0	$0	0	$0	0	$0
Jonas Grazulis	0	$0	0	$0	0	$0

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
James Gearhart	0	$0	0	$0	0	$0
Jonas Grazulis	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Manager Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of May 31, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio manager that is primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Each portfolio manager’s ownership of fund shares is stated in the footnotes that follow the table.

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Fund	Portfolio Manager	Dollar Range of Shares Owned
High Yield Fund[4]	James Gearhart	none
	Jonas Grazulis	none

4 As of May 31, 2022, James Gearhart and Jonas Grazulis beneficially owned $0 and $0 of shares, respectively, of High Yield Fund.

You should read this Supplement in conjunction with the SAI and retain it for your future reference.